DELAWARE GROUP ADVISER FUNDS, INC.
NEW PACIFIC FUND A
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
--------------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                               n
                          P(1 + T) = ERV

      THREE
      YEARS
      -----
                                   3
            $1000(1 - T) = $ 734.19


T =         -9.79%

DELAWARE GROUP ADVISER FUNDS, INC.
NEW PACIFIC FUND A
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
--------------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                               n
                          P(1 + T) = ERV

      THREE
      YEARS
      -----
                   3
            $1000(1 - T) = $ 699.37


T =         -11.24%

DELAWARE GROUP ADVISER FUNDS, INC.
NEW PACIFIC FUND A
TOTAL RETURN PERFORMANCE
THREE YEARS
--------------------------------------------------------------------------------


Initial Investment                     $1,000.00
Beginning OFFER                           $10.44
Initial Shares                            95.785


   Fiscal          Beginning         Dividends       Reinvested      Cumulative
    Year              Shares        for Period         Shares           Shares

-------------------------------------------------------------------------------
   1995               95.785            $0.287           2.962           98.747
-------------------------------------------------------------------------------
   1996               98.747            $0.010           0.097           98.844
-------------------------------------------------------------------------------
   1997               98.844            $0.152           1.593          100.437
-------------------------------------------------------------------------------





Ending Shares                                     100.437
Ending NAV                                     x    $7.31
                                                  -------
Investment Return                                 $734.19





Total Return Performance
------------------------
Investment Return                                 $734.19
Less Initial Investment                         $1,000.00
                                                ---------
                                                 ($265.81) / $1,000.00 x 100




Total Return:                                      -26.58%

DELAWARE GROUP ADVISER FUNDS, INC.
NEW PACIFIC FUND A
TOTAL RETURN PERFORMANCE
THREE YEARS
-------------------------------------------------------------------


Initial Investment                                        $1,000.00
Beginning OFFER                                              $10.96
Initial Shares                                               91.241


   Fiscal          Beginning         Dividends       Reinvested      Cumulative
    Year              Shares        for Period         Shares           Shares

-------------------------------------------------------------------------------
    1995              91.241           $0.287             2.822          94.063
-------------------------------------------------------------------------------
    1996              94.063           $0.010             0.092          94.155
-------------------------------------------------------------------------------
    1997              94.155           $0.152             1.518          95.673
-------------------------------------------------------------------------------





Ending Shares                                   95.673
Ending NAV                                  x    $7.31
                                            ----------
Investment Return                              $699.37





Total Return Performance
------------------------
Investment Return                              $699.37
Less Initial Investment                      $1,000.00
                                            ----------
                                              ($300.63) / $1,000.00 x 100



Total Return:                                  -30.06%

DELAWARE GROUP ADVISER FUNDS, INC.
NEW PACIFIC FUND B
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-----------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                               n
                          P(1 + T) = ERV

      THREE
      YEARS
      -----
                   3
            $1000(1 - T) = $ 698.55


T =        -11.27%

DELAWARE GROUP ADVISER FUNDS, INC.
NEW PACIFIC FUND B
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-----------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                               n
                          P(1 + T) = ERV

      THREE
      YEARS
      -----
                   3
            $1000(1 - T) = $719.16


T =        -10.41%

DELAWARE GROUP ADVISER FUNDS, INC.
NEW PACIFIC FUND B
TOTAL RETURN PERFORMANCE
THREE YEARS (INCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                                   $1,000.00
Beginning OFFER                                         $10.86
Initial Shares                                          92.081



   Fiscal          Beginning         Dividends       Reinvested      Cumulative
    Year              Shares        for Period         Shares           Shares

-------------------------------------------------------------------------------
     1995           92.081            $0.287           2.741           94.822
-------------------------------------------------------------------------------
     1996           94.822            $0.010           0.090           94.912
-------------------------------------------------------------------------------
     1997           94.912            $0.152           1.490           96.402
------------------------------------------------------------------------------





Ending Shares                                         96.402
Ending NAV                                     x       $7.46
                                                   ---------
                                                     $719.16
Less CDSC                                             $20.61
                                                   ---------

Investment Return                                    $698.55


Total Return Performance
------------------------
Investment Return                                    $698.55
Less Initial Investment                            $1,000.00
                                                   ---------
                                                    ($301.45) / $1,000.00 x 100



Total Return:                                         -30.15%

DELAWARE GROUP ADVISER FUNDS, INC.
NEW PACIFIC FUND B
TOTAL RETURN PERFORMANCE
THREE YEARS (EXCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                                   $1,000.00
Beginning OFFER                                         $10.86
Initial Shares                                          92.081



   Fiscal          Beginning         Dividends       Reinvested      Cumulative
    Year              Shares        for Period         Shares           Shares

-------------------------------------------------------------------------------
     1995           92.081            $0.287           2.741           94.822
-------------------------------------------------------------------------------
     1996           94.822            $0.010           0.090           94.912
-------------------------------------------------------------------------------
     1997           94.912            $0.152           1.490           96.402
------------------------------------------------------------------------------





Ending Shares                                         96.402
Ending NAV                                     x       $7.46
                                                   ---------
Investment Return                                    $719.16


Total Return Performance
------------------------
Investment Return                                    $719.16
Less Initial Investment                            $1,000.00
                                                   ---------
                                                    ($280.84) / $1,000.00 x 100



Total Return:                                         -28.08%

DELAWARE GROUP ADVISER FUNDS, INC.
NEW PACIFIC FUND C
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-----------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                               n
                          P(1 + T) = ERV

      THREE
      YEARS
      -----
                   1
            $1000(1 - T) = $ 718.25


T =        -10.44%

DELAWARE GROUP ADVISER FUNDS, INC.
NEW PACIFIC FUND C
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-----------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                               n
                          P(1 + T) = ERV

      THREE
      YEARS
      -----
                   3
            $1000(1 - T) = $ 718.25


T =        -10.44%

DELAWARE GROUP ADVISER FUNDS, INC.
NEW PACIFIC FUND C
TOTAL RETURN PERFORMANCE
THREE YEARS (INCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                                   $1,000.00
Beginning OFFER                                         $10.65
Initial Shares                                          93.897



   Fiscal          Beginning         Dividends       Reinvested      Cumulative
    Year              Shares        for Period         Shares           Shares

-------------------------------------------------------------------------------
     1995           93.897            $0.287           2.849           96.746
-------------------------------------------------------------------------------
     1996           96.746            $0.010           0.094           96.840
-------------------------------------------------------------------------------
     1997           96.840            $0.152           1.551           98.391
------------------------------------------------------------------------------





Ending Shares                                         98.391
Ending NAV                                     x       $7.30
                                                   ---------
                                                     $718.25
Less CDSC                                              $0.00
                                                   ---------

Investment Return                                    $718.25


Total Return Performance
------------------------
Investment Return                                    $718.25
Less Initial Investment                            $1,000.00
                                                   ---------
                                                    ($281.75) / $1,000.00 x 100



Total Return:                                         -28.18%

DELAWARE GROUP ADVISER FUNDS, INC.
NEW PACIFIC FUND C
TOTAL RETURN PERFORMANCE
THREE YEARS (EXCLUDING CDSC)
-------------------------------------------------------------------------------
Initial Investment                                   $1,000.00
Beginning OFFER                                         $10.65
Initial Shares                                          93.897



   Fiscal          Beginning         Dividends       Reinvested      Cumulative
    Year              Shares        for Period         Shares           Shares


-------------------------------------------------------------------------------
   1995             93.897          $0.287             2.849          96.746
-------------------------------------------------------------------------------
   1996             96.746          $0.010             0.094          96.840
-------------------------------------------------------------------------------
   1997             96.840          $0.152             1.551          98.391
-------------------------------------------------------------------------------





Ending Shares                                         98.391
Ending NAV                                     x       $7.30
                                                 -----------
Investment Return                                    $718.25





Total Return Performance
------------------------
Investment Return                                    $718.25
Less Initial Investment                            $1,000.00
                                                 -----------
                                                    ($281.75)$1,000.00 x 100



Total Return:                                         -28.18%

DELAWARE GROUP ADVISER FUNDS, INC.
NEW PACIFIC FUND INSTITUTIONAL
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-----------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                               n
                          P(1 + T) = ERV

      THREE
      YEARS
      -----
                   3
            $1000(1 - T) = $ 743.90


T =        -9.39%

DELAWARE GROUP ADVISER FUNDS, INC.
NEW PACIFIC FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
THREE YEARS
--------------------------------------------------------------------------------


Initial Investment                                           $1,000.00
Beginning OFFER                                                 $10.47
Initial Shares                                                  95.511



   Fiscal          Beginning         Dividends       Reinvested      Cumulative
    Year              Shares        for Period         Shares           Shares

-------------------------------------------------------------------------------
     1995           95.511            $0.287           2.944           98.455
-------------------------------------------------------------------------------
     1996           98.455            $0.010           0.096           98.551
-------------------------------------------------------------------------------
     1997           98.551            $0.152           1.570          100.121
------------------------------------------------------------------------------





Ending Shares                                        100.121
Ending NAV                                     x       $7.43
                                                   ---------
Investment Return                                    $743.90


Total Return Performance
------------------------
Investment Return                                    $743.90
Less Initial Investment                            $1,000.00
                                                   ---------
                                                    ($256.10) / $1,000.00 x 100



Total Return:                                         -25.61%

DELAWARE GROUP ADVISER FUNDS, INC.
OVERSEAS EQUITY FUND A
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-----------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                               n
                          P(1 + T) = ERV

      THREE
      YEARS
      -----
                   3
            $1000(1 - T) = $1,159.95


T =        -5.07%

DELAWARE GROUP ADVISER FUNDS, INC.
OVERSEAS EQUITY FUND A
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-----------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                               n
                          P(1 + T) = ERV

      THREE
      YEARS
      -----
                                   3
            $1000(1 - T) = $1,218.03


T =        -6.79%

DELAWARE GROUP ADVISER FUNDS, INC.
OVERSEAS EQUITY FUND A
TOTAL RETURN PERFORMANCE
THREE YEARS
--------------------------------------------------------------------------------

Initial Investment                                           $1,000.00
Beginning OFFER                                                 $10.99
Initial Shares                                                  90.992



   Fiscal          Beginning         Dividends       Reinvested      Cumulative
    Year              Shares        for Period         Shares           Shares


-------------------------------------------------------------------------------
    1995            90.992             $0.009           0.074           91.066
------------------------------------------------------------------------------
    1996            91.066             $0.023           0.180           91.246
------------------------------------------------------------------------------
    1997            91.246             $0.765           6.041           97.287
------------------------------------------------------------------------------





Ending Shares                                           97.287
Ending NAV                                      x       $12.52
                                                   -----------
Investment Return                                    $1,218.03





Total Return Performance
------------------------
Investment Return                                    $1,218.03
Less Initial Investment                              $1,000.00
                                                   -----------
                                                       $218.03 / $1,000.00 x 100



Total Return:                                            21.80%

DELAWARE GROUP ADVISER FUNDS, INC.
OVERSEAS EQUITY FUND A
TOTAL RETURN PERFORMANCE
THREE YEARS
-------------------------------------------------------------------------------


Initial Investment                                                    $1,000.00
Beginning OFFER                                                          $11.54
Initial Shares                                                           86.655



   Fiscal          Beginning         Dividends       Reinvested      Cumulative
    Year              Shares        for Period         Shares           Shares
-------------------------------------------------------------------------------
    1995             86.655            $0.009            0.070          86.725
-------------------------------------------------------------------------------
    1996             86.725            $0.023            0.172          86.897
------------------------------------------------------------------------------
    1997             86.897            $0.765            5.751          92.648
-----------------------------------------------------------------------------





Ending Shares                                           92.648
Ending NAV                                     x        $12.52
                                                   -----------
Investment Return                                    $1,159.95





Total Return Performance
------------------------
Investment Return                                    $1,159.95
Less Initial Investment                              $1,000.00
                                                   -----------
                                                       $159.95 / $1,000.00 x 100



Total Return:                                            16.00%

DELAWARE GROUP ADVISER FUNDS, INC.
OVERSEAS EQUITY FUND B
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-------------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                               n
                          P(1 + T) = ERV

      THREE
      YEARS
      -----
                    3
            $1000(1 - T) = $1,193.76


T =        6.08%

DELAWARE GROUP ADVISER FUNDS, INC.
OVERSEAS EQUITY FUND B
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-------------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                               n
                          P(1 + T) = ERV

      THREE
      YEARS
      -----
                   3
            $1000(1 - T) = $1,163.96


T =         5.19%

DELAWARE GROUP ADVISER FUNDS, INC.
OVERSEAS EQUITY FUND B
TOTAL RETURN PERFORMANCE
THREE YEARS (INCLUDING CDSC)
-------------------------------------------------------------------------------

Initial Investment                                                    $1,000.00
Beginning OFFER                                                          $10.40
Initial Shares                                                           96.154




   Fiscal          Beginning         Dividends       Reinvested      Cumulative
    Year              Shares        for Period         Shares           Shares

-------------------------------------------------------------------------------
    1995             96.154            $0.020            0.198          96.352
-------------------------------------------------------------------------------
    1996             96.352            $0.023            0.203          96.555
------------------------------------------------------------------------------
    1997             96.555            $0.765            6.890         103.445
------------------------------------------------------------------------------





Ending Shares                                     103.445
Ending NAV                                  x      $11.54
                                              -----------
                                                $1,193.76
Less CDSC                                          $30.00
                                              -----------

Investment Return                               $1,163.76


Total Return Performance
------------------------
Investment Return                               $1,163.76
Less Initial Investment                         $1,000.00
                                              -----------
                                                  $163.76 / $1,000.00 x 100



Total Return:                                       16.38%

DELAWARE GROUP ADVISER FUNDS, INC.
OVERSEAS EQUITY FUND B
TOTAL RETURN PERFORMANCE
THREE YEARS (EXCLUDING CDSC)
-------------------------------------------------------------------------------


Initial Investment                                                    $1,000.00
Beginning OFFER                                                          $10.40
Initial Shares                                                           96.154





   Fiscal          Beginning         Dividends       Reinvested      Cumulative
    Year              Shares        for Period         Shares           Shares

-------------------------------------------------------------------------------
   1995             96.154            $0.287            0.198          96.352
-------------------------------------------------------------------------------
   1996             96.352            $0.010            0.203          96.555
-------------------------------------------------------------------------------
   1997             96.555            $0.152            6.890         103.445
-------------------------------------------------------------------------------





Ending Shares                                  103.445
Ending NAV                                x     $11.54
                                            ----------
Investment Return                            $1,193.76





Total Return Performance
------------------------
Investment Return                            $1,193.76
Less Initial Investment                      $1,000.00
                                            -----------
                                               $193.76 / $1,000.00 x 100



Total Return:                                    19.38%

DELAWARE GROUP ADVISER FUNDS, INC.
OVERSEAS EQUITY FUND C
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-------------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                               n
                          P(1 + T) = ERV

      THREE
      YEARS
      -----
                   3
            $1000(1 - T) = $1,192.06


T =        6.03%

DELAWARE GROUP ADVISER FUNDS, INC.
OVERSEAS EQUITY FUND C
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-------------------------------------------------------------------------------


Average Annual Compounded Rate of Return:


                               n
                          P(1 + T) = ERV

      THREE
      YEARS
      -----
                   3
            $1000(1 - T) = $1,192.06


T =        6.03%

DELAWARE GROUP ADVISER FUNDS, INC.
OVERSEAS EQUITY FUND C
TOTAL RETURN PERFORMANCE
THREE YEARS (INCLUDING CDSC)
-------------------------------------------------------------------------------

Initial Investment                                           $1,000.00
Beginning OFFER                                                 $10.43
Initial Shares                                                  95.877



   Fiscal          Beginning         Dividends       Reinvested      Cumulative
    Year              Shares        for Period         Shares           Shares


-------------------------------------------------------------------------------
   1995              95.877           $0.027             0.267          96.144
-------------------------------------------------------------------------------
   1996              96.144           $0.023             0.202          96.346
------------------------------------------------------------------------------
   1997              96.346           $0.765             6.863         103.209
------------------------------------------------------------------------------





Ending Shares                                       103.209
Ending NAV                                    x      $11.55
                                                 ----------
                                                  $1,192.06
Less CDSC                                             $0.00
                                                 ----------
Investment Return                                 $1,192.06


Total Return Performance
------------------------
Investment Return                                 $1,192.06
Less Initial Investment                           $1,000.00
                                                 ----------
                                                    $192.06 / $1,000.00 x 100



Total Return:                                         19.21%

DELAWARE GROUP ADVISER FUNDS, INC.
OVERSEAS EQUITY FUND C
TOTAL RETURN PERFORMANCE
THREE YEARS (EXCLUDING CDSC)
-------------------------------------------------------------------------------

Initial Investment                                           $1,000.00
Beginning OFFER                                                 $10.43
Initial Shares                                                  95.877



   Fiscal          Beginning         Dividends       Reinvested      Cumulative
    Year              Shares        for Period         Shares           Shares


-------------------------------------------------------------------------------
   1995              95.877           $0.027             0.267          96.144
-------------------------------------------------------------------------------
   1996              96.144           $0.023             0.202          96.346
------------------------------------------------------------------------------
   1997              96.346           $0.765             6.863         103.209
------------------------------------------------------------------------------





Ending Shares                                       103.209
Ending NAV                                    x      $11.55
                                                 ----------
Investment Return                                 $1,192.06





Total Return Performance
------------------------
Investment Return                                 $1,192.06
Less Initial Investment                           $1.000.00
                                                 ----------
                                                  $  192.06 /$1,000.00 x 100

Total Return:                                         19.21%

DELAWARE GROUP ADVISER FUNDS, INC.
OVERSEAS EQUITY FUND INSTITUTIONAL
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-------------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                               n
                          P(1 + T) = ERV

      THREE
      YEARS
      -----
                   3
            $1000(1 - T) = $1,215.02


T =         6.71%

DELAWARE GROUP ADVISER FUNDS, INC.
OVERSEAS EQUITY FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
THREE YEARS
-------------------------------------------------------------------------------


Initial Investment                                         $1,000.00
Beginning OFFER                                               $11.01
Initial Shares                                                90.827





   Fiscal          Beginning         Dividends       Reinvested      Cumulative
    Year              Shares        for Period         Shares           Shares

-------------------------------------------------------------------------------
   1995             90.827            $0.031            0.272           91.099
-------------------------------------------------------------------------------
   1996             91.099            $0.023            0.181           91.280
------------------------------------------------------------------------------
   1997             91.280            $0.765            6.077           97.357
------------------------------------------------------------------------------




Ending Shares                                        97.357
Ending NAV                                    x      $12.48
                                               -----------
Investment Return                                 $1,215.02





Total Return Performance
------------------------
Investment Return                                 $1,215.02
Less Initial Investment                           $1,000.00
                                                -----------
                                                     $215.02 / $1,000.00 x 100



Total Return:                                         21.50%

DELAWARE GROUP ADVISER FUNDS, INC.
U.S. GROWTH FUND A
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
---------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                               n
                          P(1 + T) = ERV

      THREE
      YEARS
      -----
                                   3
            $1000(1 - T) = $1,802.68


T =         21.70%

DELAWARE GROUP ADVISER FUNDS, INC.
U.S. GROWTH FUND A
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-------------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                               n
                          P(1 + T) = ERV

      THREE
      YEARS
      -----
                    3
            $1000(1 - T) = $1,716.91


T =         19.74%

DELAWARE GROUP ADVISER FUNDS, INC.
U.S. GROWTH FUND A
TOTAL RETURN PERFORMANCE
THREE YEARS
-------------------------------------------------------------------------------


Initial Investment                                           $1,000.00
Beginning OFFER                                                 $10.21
Initial Shares                                                  97.943



   Fiscal          Beginning         Dividends       Reinvested      Cumulative
    Year              Shares        for Period         Shares           Shares

-------------------------------------------------------------------------------
    1997            97.943            $1.360           10.326           108.269
-------------------------------------------------------------------------------







Ending Shares                                      108.269
Ending NAV                                  x       $16.65
                                               -----------

Investment Return                                $1,802.68





Total Return Performance
------------------------
Investment Return                                $1,802.68
Less Initial Investment                          $1,000.00
                                               -----------
                                                   $802.68 / $1,000.00 x 100



Total Return:                                        80.27%

DELAWARE GROUP ADVISER FUNDS, INC.
U.S. GROWTH FUND A
TOTAL RETURN PERFORMANCE
THREE YEARS
-------------------------------------------------------------------------------


Initial Investment                                    $1,000.00
Beginning OFFER                                          $10.72
Initial Shares                                           93.284



   Fiscal          Beginning         Dividends       Reinvested      Cumulative
    Year              Shares        for Period         Shares           Shares

-------------------------------------------------------------------------------
    1997            93.284           $1.360            9.834           103.118
-------------------------------------------------------------------------------







Ending Shares                                   103.118
Ending NAV                               x       $16.65
                                             ----------
Investment Return                             $1,716.91





Total Return Performance
------------------------
Investment Return                             $1,716.91
Less Initial Investment                       $1,000.00
                                             ----------
                                                $716.91  / $1,000.00 x 100



Total Return:                                     71.69%

DELAWARE GROUP ADVISER FUNDS, INC.
U.S. GROWTH FUND B
TOTAL RETURN PERFORMANCE
THREE YEARS (EXCLUDING CDSC)
-------------------------------------------------------------------------------


Initial Investment                                         $1,000.00
Beginning OFFER                                               $10.19
Initial Shares                                                98.135



   Fiscal          Beginning         Dividends       Reinvested      Cumulative
    Year              Shares        for Period         Shares           Shares


-------------------------------------------------------------------------------
     1997           98.135           $1.360           10.534           108.669
-------------------------------------------------------------------------------







Ending Shares                                       108.669
Ending NAV                                  x        $16.26
                                                -----------
Investment Return                                 $1,766.96


Total Return Performance
------------------------
Investment Return                                 $1,766.96
Less Initial Investment                           $1,000.00
                                                -----------
                                                    $766.96 /  $1,000.00 x 100



Total Return:                                         76.70%

DELAWARE GROUP ADVISER FUNDS, INC.
U.S. GROWTH FUND B
TOTAL RETURN PERFORMANCE
THREE YEARS (INCLUDING CDSC)
-------------------------------------------------------------------------------


Initial Investment                                   $1,000.00
Beginning OFFER                                         $10.19
Initial Shares                                          98.135




   Fiscal          Beginning         Dividends       Reinvested      Cumulative
    Year              Shares        for Period         Shares           Shares


-------------------------------------------------------------------------------
   1997              98.135          $1.360           10.534          108.669
-------------------------------------------------------------------------------







Ending Shares                                        108.669
Ending NAV                                    x       $16.26
                                                 -----------
                                                   $1,766.96
Less CDSC                                             $30.00
                                                 -----------
Investment Return                                  $1,736.96




Total Return Performance

------------------------
Investment Return                                  $1,736.96
Less Initial Investmetn                            $1,000.00
                                                 -----------
                                                     $736.96 / $1,000.00 x 100



Total Return:                                          73.70%

DELAWARE GROUP ADVISER FUNDS, INC.
U.S. GROWTH FUND B
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-------------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                               n
                          P(1 + T) = ERV

      THREE
      YEARS
      -----
                   3
            $1000(1 - T) = $1,766.96


T =         20.90%

DELAWARE GROUP ADVISER FUNDS, INC.
U.S. GROWTH FUND B
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-------------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                               n
                          P(1 + T) = ERV

      THREE
      YEARS
      -----
                   3
            $1000(1 - T) = $1,736.96


T =         20.21%

DELAWARE GROUP ADVISER FUNDS, INC.
U.S. GROWTH FUND C
TOTAL RETURN PERFORMANCE
THREE YEARS (INCLUDING CDSC)
-------------------------------------------------------------------------------

Initial Investment                                          $1,000.00
Beginning OFFER                                                $10.62
Initial Shares                                                 94.162



   Fiscal          Beginning         Dividends       Reinvested      Cumulative
    Year              Shares        for Period         Shares           Shares


-------------------------------------------------------------------------------
   1997              94.162          $1.360            9.658          103.820
-------------------------------------------------------------------------------





Ending Shares                                       103.820
Ending NAV                                  x        $17.01
                                                -----------
                                                  $1,765.98
Less CDSC                                             $0.00
                                                -----------

Investment Return                                 $1,765.98


Total Return Performance
------------------------
Investment Return                                 $1,765.98
Less Initial Investment                           $1,000.00
                                                -----------
                                                    $765.98 / $1,000.00 x 100



Total Return:                                         76.60%

DELAWARE GROUP ADVISER FUNDS, INC.
U.S. GROWTH FUND C
TOTAL RETURN PERFORMANCE
THREE YEARS (EXCLUDING CDSC)
-------------------------------------------------------------------------------


Initial Investment                                           $1,000.00
Beginning OFFER                                                 $10.62
Initial Shares                                                  94.162




   Fiscal          Beginning         Dividends       Reinvested      Cumulative
    Year              Shares        for Period         Shares           Shares


-------------------------------------------------------------------------------
   1997              94.162          $1.360            9.658          103.820
-------------------------------------------------------------------------------







Ending Shares                                      103.820
Ending NAV                                  x       $17.01
                                               -----------
Investment Return                                $1,765.98





Total Return Performance
------------------------
Investment Return                                $1,765.98
Less Initial Investment                          $1,000.00
                                               -----------
                                                   $765.98 / $1,000.00 x 100



Total Return:                                        76.60%

DELAWARE GROUP ADVISER FUNDS, INC.
U.S. GROWTH FUND C
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
------------------------------------------------------------------------------

Average Annual Compounded Rate of Return:

                               n
                          P(1 + T) = ERV

      THREE
      YEARS
      -----
                   1
            $1000(1 - T) = $1,765.98


T =         20.87%

DELAWARE GROUP ADVISER FUNDS, INC.
U.S. GROWTH FUND C
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-------------------------------------------------------------------------------

Average Annual Compounded Rate of Return:

                               n
                          P(1 + T) = ERV

      THREE
      YEARS
      -----
                   3
            $1000(1 - T) = $1,765.98


T =         20.87%

DELAWARE GROUP ADVISER FUNDS, INC.
U.S. GROWTH INSTITUTIONAL
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-------------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                               n
                          P(1 + T) = ERV

      THREE
      YEARS
      -----
                   3
            $1000(1 - T) = $1,820.12


T =         22.10%

DELAWARE GROUP ADVISER FUNDS, INC.
U.S. GROWTH INSTITUTIONAL
TOTAL RETURN PERFORMANCE
THREE YEARS
-------------------------------------------------------------------------------

Initial Investment                                        $1,000.00
Beginning OFFER                                              $13.94
Initial Shares                                               71.736




   Fiscal          Beginning         Dividends       Reinvested      Cumulative
    Year              Shares        for Period         Shares           Shares


-------------------------------------------------------------------------------
   1997              71.736          $1.360            36.219         107.955
-------------------------------------------------------------------------------








Ending Shares                                       107.955
Ending NAV                                   x       $16.86
                                                -----------
Investment Return                                 $1,820.12





Total Return Performance
------------------------
Investment Return                                 $1,820.12
Less Initial Investment                           $1,000.00
                                                -----------
                                                    $820.12 / $1,000.00 x 100



Total Return:                                         82.01%